SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Cash Management Fund Cash Reserve Fund — Prime Series (Institutional Shares) DWS Money Market Series

Effective October 1, 2010, the “Investment Minimum” section under the heading “POLICIES ABOUT TRANSACTIONS” in the prospectuses of each of the above-listed funds will be replaced in its entirety by the following:

Investment Minimum

The minimum initial investment is waived for:
■	Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

■	Employee benefit plans with assets of at least $50 million.

■	Clients of the private banking division of Deutsche Bank AG.

■	Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

■	A current or former director or trustee of the Deutsche or DWS funds.

■
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker–dealer authorized to sell shares of the funds.

■
Registered investment advisors who trade through a platform approved by the Advisor and whose client assets on such platform in the aggregate meet or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

■
Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

■	Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

Each fund reserves the right to modify the above investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.

Please Retain This Supplement for Future Reference

September 27, 2010
MONEY-36ST